SUPPLEMENT DATED JUNE 19, 2009
TO THE R-1, R-2, R-3, R-4, and R-5 CLASS PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(As Supplemented on March 20, 2009, April 8, 2009,
April 9, 2009, May 4, 2009, and May 21, 2009)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

RISK/RETURN SUMMARY

Effective June 30, 2009, Principal Funds Distributor, Inc. will become the sole distributor for the Institutional, J, R-1, R-2, R-3, R-4, and R-5 share classes of Principal Funds, Inc. Use of the term “distributor” throughout the prospectuses for these share classes refers to Principal Funds Distributor, Inc.

Fees and Expenses

Add the following paragraph to the Fees and Expenses section on page 6:

The Annual Fund Operating Expenses tables in the prospectus reflect fees and expenses based on average net assets as of the fiscal year ended October 31, 2008, and do not reflect any change in expense ratios resulting from a change in assets under management since October 31, 2008. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Expense ratios, as of April 30, 2009, are available in the Fund’s semi-annual report, which will be available on www.principal.com.

LARGECAP BLEND FUND I

In the Main Strategies and Risks section, delete the third paragraph.

LARGECAP GROWTH FUND I

On or about July 14, 2009, Brown Investment Advisory Incorporated (“Brown”) will begin serving as an additional sub-advisor to the LargeCap Growth Fund I. At that time, replace the current language in the Main Strategies and Risks section for the LargeCap Growth Fund I with the following:

The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $421.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest in some mid cap and other stocks that fall below the range of companies in the Russell Index. The Fund’s investments in foreign companies will be limited to 25% of its total assets.

The market capitalization of companies in the Fund’s portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. The Fund may invest in some securities that do not meet the normal investment criteria when the sub-advisors perceive unusual opportunities for gain.

The portion of the portfolio sub-advised by Brown will focus on an industry diversified but relatively concentrated portfolio of companies that seek to generate high, sustainable earnings growth rates over long periods of time. Brown will use its in-house research capabilities and other sources to identify companies that have the ability to grow revenue and/or earnings at above average rates over several years.

Brown may sell a stock or reduce its position in a stock if:

  The stock subsequently fails to meet Brown’s initial investment criteria or violates the growth thesis
  A better opportunity is found or if funds are needed for other purposes
  The stock becomes overvalued relative to the long-term expectation for the stock price.

In pursuing its investment objective, Brown may sell securities to secure gains, limit losses, or redeploy assets into a more promising opportunity. The fund may also increase or decrease exposure to a specific industry or broad segment of the market in an effort to protect the value of the overall portfolio.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

T. Rowe may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. T. Rowe may actively trade securities in an attempt to achieve its investment objective. T. Rowe could purchase shares issued by an ETF to temporarily gain broad exposure to the equity market while awaiting purchase of underlying securities.

T. Rowe may buy or sell futures and options contracts for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. T. Rowe may purchase or sell call or put options on securities, financial indices and foreign currencies.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as “structured equity.” Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Management Risk
• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk	• Underlying Fund Risk
• Securities Lending Risk	• Exchange-Traded Funds Risk	• Active Trading Risk

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004. Brown became an additional Sub-Advisor to the Fund on or about July 14, 2009.

LARGECAP GROWTH FUND II

On or about July 14, 2009, Montag & Caldwell, Inc. (“M&C”) will begin serving as an additional sub-advisor to the LargeCap Growth Fund II. At that time, replace the current language in the Main Strategies and Risks section for the LargeCap Growth Fund II with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of the most recent calendar year end, the range was between approximately $0.02 billion and $421.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund will invest in some mid cap stocks. Both Sub-Advisors use a bottom-up approach to stock selection. This means that the Sub-Advisors make investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although American Century intends to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

M&C seeks high quality, well-established large-cap companies that it believes are growing their near-term earnings at an above average rate. In addition to fundamental growth characteristics, M&C’s proprietary process also emphasizes valuation in order to find growth companies selling at a discount to their intrinsic value.

Pursuant to M&C’s investment approach, in addition to an initial capitalization screen, stocks selected for the Fund must:

  Have a strong history of earnings growth;
  Be attractively priced, relative to the company's potential for above-average long-term earnings and revenue growth;
  Have strong balance sheets;
  Have a sustainable competitive advantage;
  Be, or have the potential to become, industry leaders;

M&C intends to invest the portion of the Fund's assets allocated to it primarily in U.S. domiciled companies, but at times may also invest in U.S. registered ADRs and foreign companies listed on U.S. stock exchanges. M&C limits the investment in ADRs to a maximum 15% of the total equity portion of the Fund allocated to it by Principal.

To manage risk, M&C limits sector and individual security exposure, and adheres to a strong sell discipline.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as “structured equity.” Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Derivatives Risk	• Equity Securities Risk
• Exchange Rate Risk	• Foreign Securities Risk	• Growth Stock Risk
• Management Risk	• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk
• Securities Lending Risk	• Underlying Fund Risk

American Century has been the Fund’s Sub-Advisor since December 6, 2000. M&C became an additional Sub-Advisor to the Fund on or about July 14, 2009.

MORTGAGE SECURITIES FUND

On or about September 30, 2009, the Mortgage Securities Fund will change its name to the Government & High Quality Bond Fund. In conjunction with the name change, the Fund’s Main Strategies and Risks section will change. Although the name change allows the sub-advisor to change the manner in which it manages the Fund, it has elected not to do so. Following the name change, the Fund’s Main Strategies and Risks section will provide as follows:

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a high level of current income consistent with safety and liquidity.

Investor Profile:	The Fund may be an appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks

Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated AAA by S&P or Aaa by Moody’s, including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements.

The Fund may also invest in mortgage-backed securities that are not issued by the U.S. government, its agencies or instrumentalities or rated AAA by S&P or Aaa by Moody’s, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in dollar rolls, which may involve leverage.

Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Fixed-Income Securities Risk	• Management Risk
• Portfolio Duration Risk	• Prepayment Risk	• Real Estate Securities Risk
• Sector Risk	• Securities Lending Risk	• Underlying Fund Risk
• U.S. Government Securities Risk	• U.S. Government Sponsored Securities Risk

The Government & High Quality Bond Fund will continue to measure its performance against the Citigroup Mortgage Index and Morningstar Intermediate Government Category Average.

PREFERRED SECURITIES FUND

Replace the Average Annual Total Returns table with the following:

Average Annual Total Returns (%)(1)
For the period ended December 31, 2008	Past 1 Year	Past 5 Years	Life of Fund
R-1 Class (before taxes)	-22.91	-4.95	-1.76
(after taxes on distributions)(2)	-24.41	-6.48	-3.20
(after taxes on distributions and sale of shares)(2)	-14.47	-4.75	-2.08
R-2 Class	-22.77	-4.81	-1.62
R-3 Class	-22.70	-4.64	-1.44
R-4 Class	-22.58	-4.50	-1.29
R-5 Class	-22.55	-4.38	-1.16
Merrill Lynch Fixed Rate Preferred Securities Index(3)(4)(5)	-25.24	-5.32	-1.78
Barclays Capital U.S. Tier I Capital Securities Index(3)	-33.79	-5.75	-1.05
Preferreds Blended Index(3)(6)	-27.52	-5.24	-1.34
Merrill Lynch Hybrid Preferred Securities Index(3)	-8.99	-1.95	0.76
Morningstar Intermediate-Term Bond Category Average	-4.70	1.81	3.07

(1)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.
(2)	After-tax returns are shown for Class R-1 shares only and would be different for Class R-2, R-3, R-4, and R-5 shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	Lifetime results are measured from the date the Institutional Class shares were first sold (May 1, 2002).
(5)	The Manager and portfolio managers believe this index is a better representation of the universe of investment choices open to the Fund under its investment philosophy. The former index, Merrill Lynch Hybrid Preferred Securities Index, is also shown.
(6)	The weightings for this blended index are 65% Merrill Lynch Fixed Rate Preferred Securities and 35% Barclays Capital U.S. Tier I Capital Securities Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

SMALLCAP GROWTH FUND I

Effective June 29, 2009, in the Main Strategies and Risks section of the description of the SmallCap Growth Fund I, replace the first sentence with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $3.0 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2008, the range was between approximately $0.01 billion and $3.3 billion)) at the time of purchase.

SMALLCAP GROWTH FUND II

On or about July 14, 2009, UBS Global Asset Management (Americas) Inc. will no longer be a sub-advisor to the SmallCap Growth Fund II.

SMALLCAP VALUE FUND II

Effective June 29, 2009, in the Main Strategies and Risks section of the description of the SmallCap Value Fund II, replace the first sentence in the fifth paragraph with the following: Vaughan Nelson considers U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of the most recent calendar year end, this range was between approximately $0.01 billion and $3.3 billion)) or in securities with market capitalizations of $3.5 billion or less at the time of purchase.

MANAGEMENT OF THE FUNDS

The Manager

Remove LargeCap Blend Fund I from the list of funds to which Principal Management Corporation will provide investment advisory services with respect to 10-40% of the funds’ assets.

Cash Management Program

Add the SmallCap Value Fund II to the list of funds for which Principal implemented a cash management program.

The Sub-Advisors

Brown Investment Advisory Incorporated

On or about July 14, 2009, Brown Investment Advisory Incorporated will begin serving as an additional sub-advisor to the LargeCap Growth Fund I.

Sub-Advisor(s):	Brown Investment Advisory Incorporated (“Brown”) was founded in 1993 and is located at
901 South Bond Street, Suite 400, Baltimore, Maryland 21231.

	Day-to-day
Fund	Fund Management	Since

LargeCap Growth I	Ken Stuzin	2009

Ken Stuzin. Mr. Stuzin has been a portfolio manager at Brown since 1996. Mr. Stuzin earned a B.A. from Columbia University and an M.B.A. from Columbia University.

Montag & Caldwell, Inc.

On or about July 14, 2009, Montag & Caldwell, Inc. will begin serving as an additional sub-advisor to the LargeCap Growth Fund II.

Sub-Advisor(s):	Montag & Caldwell, Inc. (“M&C”) was founded in 1945 and is located at 3455 Peachtree
Rd., NE, Suite 1200, Atlanta, Georgia 30326.

	Day-to-day
Fund	Fund Management	Since

LargeCap Growth II	Ron Canakaris	2009
	Charles E. Markwalter	2009
	Grover C. Maxwell III	2009

Ron Canakaris, CFA. Mr. Canakaris, Chairman of the Board, President, and Chief Investment Officer, joined M&C in 1972. He became President and Chief Investment Officer in 1984. From 1997 through 2005, he was the Chief Executive Officer. He became Chairman of the Board in 2006. Mr. Canakaris earned a B.S. and B.A. from the University of Florida. He has earned the right to use the Chartered Financial Analyst designation.

Charles E. Markwalter, CFA. Mr. Markwalter has been a portfolio manager at M&C since 1998. He earned a BA from Dartmouth College. Mr. Markwalter has earned the right to use the Chartered Financial Analyst designation.

Grover C. Maxwell III, CFA. Mr. Maxwell, Executive Vice President and Investment Counselor, joined M&C in 1988. He currently serves as a portfolio manager and as Director of Portfolio Management. Mr. Maxwell earned a B.A. from The University of the South, B.A. and an M.B.A. from Emory University. He has earned the right to use the Chartered Financial Analyst designation.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

On or about July 14, 2009, UBS Global AM will no longer be a sub-advisor to the SmallCap Growth Fund II.